Exhibit (p)


                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CGM Capital Development Fund (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1999.


                                            /s/ Peter O. Brown
                                            -----------------------------
                                            Peter O. Brown

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CGM Capital Development Fund (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1999.


                                            /s/ Robert B. Kittredge
                                            -----------------------------
                                            Robert B. Kittredge

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CGM Capital Development Fund (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1999.


                                            /s/ Laurens MacLure
                                            ----------------------------
                                            Laurens MacLure

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CGM Capital Development Fund (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1999.


                                       /s/ James Van Dyke Quereau, Jr.
                                       -----------------------------------
                                       James Van Dyke Quereau, Jr.

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CGM Capital Development Fund (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 1999.


                                       /s/ J. Baur Whittlesey
                                       -------------------------------
                                       J. Baur Whittlesey